UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2014

DFC Global Corp.

(Exact name of registrant as specified in charter)

Delaware	000-50866	23-2636866
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1436 Lancaster Avenue, Suite 300 Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(610) 296-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 13, 2014, the Company issued a press release announcing the consummation of the merger and other transactions contemplated by the Agreement and Plan of Merger, dated April 1, 2014, among DFC Global Corp., a Delaware corporation, LSF8 Sterling Merger Parent, LLC, a Delaware limited liability company (as successor in interest to LSF8 Sterling Parent, LLC), and LSF8 Sterling Merger Sub, LLC, a Delaware limited liability company (as successor in interest to LSF8 Sterling Merger Company, LLC). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of DFC Global Corp. dated June 13, 2014.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DFC Global Corp.

By:	/s/ William M. Athas
William M. Athas
Senior Vice President, Finance, Chief Accounting Officer and Corporate Controller

Date: June 13, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of DFC Global Corp. dated June 13, 2014.